Execution Version

FOURTH AMENDMENT Dated as of August 14, 2008

          This FOURTH AMENDMENT (this “Amendment”) is entered into between INNOPHOS, INC., a Delaware corporation (the “Borrower”), and BEAR STEARNS CORPORATE LENDING INC., as administrative agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

     1.     Reference is made to the Credit Agreement dated as of August 13, 2004 among the Borrower, the lenders and agents party thereto and the Administrative Agent, as amended by the First Amendment dated as of February 2, 2005, the Second Amendment dated as of October 27, 2006 and the Third Amendment dated as of April 4, 2007 (the “Credit Agreement”). Capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement.

     2.     The Borrower has requested that the Credit Agreement be amended as herein set forth.

    3.     The Administrative Agent and Lenders party hereto are willing to agree to such Amendment on the terms and subject to the conditions herein set forth.

     Now, therefore, the parties hereto agree as follows:

AGREEMENT

SECTION 1. Amendments to Credit Agreement.

     (a)     Section 1.1 of the Credit Agreement is amended:

               (i)     By deleting the words “the Issuing Lender” at the end of the definition of “Agents” and substituting the words “Issuing Lenders” therefor.

               (ii)     By deleting the definition of “Issuing Lender” in its entirety and substituting the following definition therefor:

                    “ “Issuing Lenders”: National City Bank, JPMorgan Chase Bank, N.A., or any of their respective Affiliates, in their several capacities as issuers of any Letter of Credit.”

               (iii)     By deleting the definition of “Application” in its entirety and substituting the following definition therefor:

                    “ “Application”: an application, in such form as the applicable Issuing Lender uses from time to time, requesting such Issuing Lender to open a Letter of Credit.”

                    (iv)     By inserting the following new definition in the proper alphabetical sequence:

                    “ “Fourth Amendment”: the Fourth Amendment to this Agreement, dated as of August 14, 2008.”

          (v)     By deleting the words “the Issuing Lender” at the end of the definition of “L/C Participants” and substituting the words “Issuing Lenders” therefor.

          (vi)     By deleting the words “the Issuing Lender” in the definition of “Reimbursement Obligation” and substituting the words “Issuing Lenders” therefor.

          (vii)     By deleting the definition of “Reference Bank” in its entirety and substituting the following definition therefor:

               “ “Reference Bank”: JPMorgan Chase Bank, N.A..”

     (b)     Sections 3.7 through 3.13 of the Credit Agreement are amended by deleting each of Sections 3.7 through 3.13 of the Credit Agreement and substituting the following Sections 3.7 through 3.13 therefor:

               “     3.7 L/C Commitment.     (a)     Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the Revolving Lenders set forth in Section 3.10(a), agrees to (A) issue letters of credit (“Letters of Credit”) for the account of the Borrower (which Letters of Credit may be issued, subject to Section 8.8, for the account of the Borrower on behalf of its Subsidiaries) on any Business Day during the Revolving Commitment Period in such form as may be reasonably approved from time to time by such Issuing Lender and to amend or renew Letters of Credit previously issued by it and (B) to honor conforming drafts under the Letters of Credit; provided, that the Issuing Lenders shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars, and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Revolving Termination Date; provided, that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above). Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the Revolving Commitment Period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

               (b)     The Issuing Lenders shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lenders or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

               (c)     The letters of credit listed on Schedule 1 to the Fourth Amendment shall be deemed, for all purposes, to constitute and be Letters of Credit that were issued and are outstanding under the Credit Agreement, as amended through the Fourth Amendment.

               (d)     JPMorgan Chase Bank, N.A. shall be entitled to all the rights, interests, privileges and immunities of an Issuing Lender hereunder in respect of all letters of credit issued by it for account of the Borrower or any of its Subsidiaries under the Credit Agreement, even though and even if JPMorgan Chase Bank, N.A. is not otherwise a Lender hereunder.

               3.8     Procedure for Issuance of Letter of Credit.      (a)     The Borrower may from time to time request that a specified Issuing Lender issue a Letter of Credit or amend a Letter of Credit issued by such Issuing Lender, as the case may be, by delivering to each of the Administrative Agent and the applicable Issuing Lender at its respective address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may reasonably request. In the case of any Application for the initial issuance of a Letter of Credit, the applicable Issuing Lender will notify the Administrative Agent of the amount, the beneficiary and the requested expiration of the requested Letter of Credit, and upon receipt of confirmation from the Administrative Agent (which confirmation shall be given promptly) that after giving effect to the requested issuance, the Available Revolving Commitments would not be less than zero, such Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender issue any Letter of Credit later than five Business Days after the receipt of an Application that is complete in the opinion of such Issuing Lender) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower. In the case of a request for an Application to amend any outstanding Letter of Credit, such Application shall specify in form and detail reasonably satisfactory to such Issuing Lender the Letter of Credit to be amended, the proposed date of amendment thereof (which shall be a Business Day), the nature of the proposed amendment and such other matters as such Issuing Lender may reasonably require. Each Issuing Lender shall furnish a copy of each Letter of Credit or amendment thereof to the Borrower (with a copy to the Administrative Agent) promptly following the issuance or amendment thereof.

          (b)     The making of each request for a Letter of Credit by the Borrower shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 3.7. Unless the applicable Issuing Lender has received notice from the Administrative Agent before it issues a Letter of Credit that one or more of the applicable conditions specified in Section 6.2 are not satisfied, or that the issuance of such Letter of Credit would violate Section 3.7, then such Issuing Lender may issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Lender’s usual and customary practices.

               3.9     Fees and Other Charges     (a)     The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the applicable issuance date. In addition, the Borrower will pay to each Issuing Lender for its own account a fronting fee accruing at the rate of 0.25% per annum (based on actual days elapsed in a 360-day year) on the undrawn and unexpired amount of each Letter of Credit issued by such Issuing Lender for each day on which such Letter of Credit is outstanding, payable quarterly in arrears on each L/C Fee Payment Date after the applicable issuance date.

               (b)     In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal, customary and reasonable costs and out-of-pocket expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

               3.10     L/C Participations.      (a)     Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce such Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from such Issuing Lender, without recourse or warranty, on the terms and conditions set forth below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Percentage in such Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by such Issuing Lender thereunder and the obligations of the Borrower under this Agreement with respect thereto. Each L/C Participant unconditionally and irrevocably agrees with each respective Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent upon demand of such Issuing Lender an amount equal to such L/C Participant’s Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. The Administrative Agent shall promptly forward such amounts to the applicable Issuing Lender. Each L/C Participant’s obligations under this Section 3.10 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Participant or the Borrower may have against the applicable Issuing Lender or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Participant; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

               (b)     If any amount required to be paid by any L/C Participant to the Administrative Agent for the account of any Issuing Lender pursuant to Section 3.10(a) in respect of any unreimbursed portion of any payment made by any

Issuing Lender under any Letter of Credit is paid to the Administrative Agent for the account of such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is made by such Issuing Lender under such Letter of Credit to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.10(a) is not made available to the Administrative Agent for the account of any Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of any Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section 3.10 shall be conclusive in the absence of manifest error.

               (c)     Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.10(a), the Administrative Agent or any Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, the Administrative Agent or such Issuing Lender, as the case may be, will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by Administrative Agent or such Issuing Lender, as the case may be, shall be required to be returned by the Administrative Agent or such Issuing Lender, such L/C Participant shall return to the Administrative Agent for the account of such Issuing Lender the portion thereof previously distributed by the Administrative Agent or such Issuing Lender, as the case may be, to it.

               3.11     Reimbursement Obligation of the Borrower.     The Borrower agrees to reimburse the applicable Issuing Lender on the same Business Day on which such Issuing Lender notifies the Borrower of the date and amount of a draft or payment demand presented under any Letter of Credit and paid by such Issuing Lender for the amount of (a) such draft or demand so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to such Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds. Interest shall be payable on all Reimbursement Obligations from the date on which the relevant draft or demand is paid by such Issuing Lender until payment in full by the Borrower at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice to the Borrower, Section 4.5(b) and (ii) thereafter, Section 4.5(c) .

               3.12     Obligations Absolute.      The Borrower’s obligations under Section 3.11 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the applicable Issuing Lender, any beneficiary of a Letter of Credit or any other Person, irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. The Borrower and each L/C Participant also agrees with the Issuing Lenders that the Issuing Lenders shall not be responsible for, and neither the Borrower’s Reimbursement Obligations under Section 3.11 nor any L/C Participant’s obligations under Section 3.10 shall be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of any Issuing Lender. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence, bad faith or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower.

               3.13     Letter of Credit Payments.      If any draft shall be presented for payment under any Letter of Credit, the applicable Issuing Lender shall promptly notify the Borrower and Administrative Agent of the date and amount thereof. The responsibility of any Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.”

               (c)     Section 4.13 of the Credit Agreement is amended by deleting clause (vi) in its entirety and substituting the following clause (vi) therefor:

                         “(vi) if such replaced Lender is an Issuing Lender, no Letter of Credit issued by such Issuing Lender shall remain outstanding after giving effect to such replacement”

               (d)     Section 9(j) of the Credit Agreement is amended by deleting clause (ii) thereof in its entirety and substituting the following clause (ii) therefor:

                         “(ii) at or after the consummation of an initial public offering of the Capital Stock of Holdings, (A) any Person or group of Persons (as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended), other than the Permitted Investors, shall directly or indirectly beneficially own a percentage of the outstanding Capital Stock of Holdings (determined on a fully diluted basis) that is equal to or greater than 35%, or (B) consummation of any transaction (including any merger or consolidation), the result of which is that any Person or group of Persons (as defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended), other than the Principals (as defined in the Senior Subordinated Note Indenture) and their Related Parties (as defined in the Senior Subordinated Note Indenture), becomes the Beneficial Owner (as defined in the Senior Subordinated Note Indenture), directly or indirectly, of more than 35% of the Voting Stock (as defined in the Senior Subordinated Note Indenture) of the Borrower, measured by voting power rather than number of shares, or (C) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors;”

               (e)     Section 11.1 of the Credit Agreement is amended by deleting the words “Issuing Lender” in clause (vii) thereof and substituting the words “each of the Issuing Lenders” therefor.

               (f)     Section 11.2 of the Credit Agreement is amended by deleting the words “Issuing Lender” in each instance where used and substituting the words “Issuing Lenders” in each instance therefor.

               (g)     Section 11.6 of the Credit Agreement is amended by:

                         (i)     Inserting the words “and, in the case of Revolving Commitments or Revolving

Loans, each Issuing Lender,” after the words “the Administrative Agent” at the start of the first sentence of clause (b)(ii).

                         (ii)     Inserting the words “or Issuing Lenders” after the words “no consent of the Administrative Agent” at the start of the proviso in clause (b)(ii).

               (h)     Annex A of the Credit Agreement is amended by inserting the following proviso immediately after the pricing grid table contained in Annex A:

                    “provided, that, effective on August 14, 2008, and at all times thereafter, each Applicable Margin for each Loan shall be equal to the sum of (a) the applicable percentage for such Loan as set forth in the foregoing pricing grid table, and (b) an additional 1.00% per annum.”

                    SECTION 2.      Conditions to Effectiveness.      The amendments contained in Section 1 shall be effective upon satisfaction of each of the following conditions precedent no later than August 15, 2008:

          (a)     The Administrative Agent shall have executed this Amendment, shall have received original or facsimile counterparts of written authorization to execute this Amendment duly executed and delivered by Lenders constituting the Required Lenders and shall have received counterparts of this Amendment executed by the Borrower and counterparts of the Consent appended hereto as Exhibit A (the “Consent”) executed by the Grantors, as defined in the Guarantee and Collateral Agreement (the “Grantors”);

          (b)     The Administrative Agent shall have received a counterpart to that certain Fee Letter (“Fee Letter”) dated as of even date herewith, by and between the Administrative Agent and the Borrower, executed and delivered by the Borrower, and all fees and expense reimbursements (including, without limitation, fees and expenses of counsel to the Agents and any fees and expenses payable under the Fee Letter) due and payable under the Loan Documents to any Agent shall have been paid;

          (c)     The Administrative Agent shall have received from the Borrower, for account of each Lender which delivers its original or facsimile signature page to this Amendment no later than 3:00 p.m. (New York City time) on August 15, 2008, payment of an amendment fee (which shall be fully earned and non-refundable when paid) equal to 0.25% of the aggregate outstanding amount of Tranche B Term Loans and Revolving Commitments of such Lender as of the close of business on August 8, 2008; and

          (d)     The Administrative Agent shall have received such other documents and instruments as any Agent may reasonably request.

                    SECTION 3.      Representations and Warranties.     The Borrower represents and warrants that:

          (a)     Authority.     The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby. Each Grantor has the requisite power and authority to execute, deliver and perform its obligations under the Consent and the Loan Documents, as amended hereby. The execution, delivery and performance by the Borrower of this Amendment and by the Grantors of the Consent, and the performance by each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of such Loan Party.

          (b)     Enforceability.     This Amendment has been duly executed and delivered by the Borrower and the Consent has been duly executed and delivered by each Grantor. When the conditions to effectiveness in Section 2 of this Amendment have been satisfied, each of this Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

          (c)     Representations and Warranties.     The representations and warranties made by any Loan Party in the Loan Documents are true and correct in all material respects on the date hereof, except to the extent that such representations and warranties refer to an earlier date (in which case they are true and correct in all material respects as of such earlier date).

          (d)     No Default.     No Default has occurred and is continuing.

                    SECTION 4.     Reference to and Effect on the Loan Documents.

          (a)     If and when this Amendment becomes effective, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)     The Credit Agreement, as amended hereby, and the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement, as amended hereby.

          (c)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute, except as expressly set forth herein, a waiver or amendment of any provision of any of the Loan Documents.

          (d)     This Amendment is a Loan Document. The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Amendment.

                    SECTION 5.     Counterparts.     This Amendment (including all consents and authorizations relating hereto) and the Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment (or any consent or authorization relating hereto) or the Consent by facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto.

                    SECTION 6.     Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow]

INNOPHOS, INC.

By:
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.,
individually and as Administrative Agent

By:	JPMORGAN CHASE BANK, N.A.,
Authorized signatory

By:
Name:
Title:

[NAME OF LENDER].

By:
Name:
Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

EXHIBIT A CONSENT Dated as of August __, 2008

          The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as parties to the other Security Documents hereby consent and agree to the foregoing Fourth Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Fourth Amendment, each reference therein to the “Credit Agreement”, “thereunder”, “thereof” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Fourth Amendment and (ii) the Guarantee and Collateral Agreement and the other Security Documents all of the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, after giving effect to said Fourth Amendment.

INNOPHOS, INC.
By: ____________________
Title:
INNOPHOS INVESTMENTS HOLDINGS, INC.
By: ____________________
Title:
INNOPHOS MEXICO HOLDINGS, LLC
By: ____________________
Title:

Schedule 1

Outstanding National City Bank Letters of Credit

Letter of	Original	Beneficiary	Effective Date / Expiry
Credit	Amount
Number

SCL013593	$900,000	American Railcar Leasing	April 17, 2007 / April 22, 2009
		LLC

SCL013881	$25,000	Western Surety Company	July 16, 2007 / August 31, 2008

SCL013886	$956,000	National Union Fire	July 18, 2007 / November 13, 2008
		Insurance Company of
		Pittsburgh, PA

SCL014076	$70,000	Haldimand Hydro Electric	October 10, 2007 / October 14, 2008
		Commission

SCL014437	$450,000	Connell Finance	January 14, 2008 / January 1, 2009
		Company, Inc.